Loss per common share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Earnings (loss) per common share
Note 4. Loss per common share
Basic loss per share is computed by dividing net loss (the numerator) by the weighted-average number of shares of Class A common stock outstanding (the denominator) for the period. Diluted loss per share assumes that any dilutive equity instruments were exercised with outstanding Class A common stock adjusted accordingly when the conversion of such instruments would be dilutive.
The Company’s potential dilutive shares, which include outstanding Public and Private Placement Warrants, unvested employee stock options, unvested restricted stock units, and options issued to the Forward Purchasers and SIS pursuant to the Optional Share Purchase Agreement, have been excluded from diluted net loss per share as the effect would be to reduce the net loss per share. Therefore, the weighted-average number of common shares outstanding used to calculate both basic and diluted net loss per share is the same. The Company excluded the following potential common shares, presented based on amounts outstanding as of December 31, 2021, from the computation of diluted net loss per share because including them would have an anti-dilutive effect:

Year Ended December 31,
2021
Public and Private Warrants	19,356,867
Unvested employee stock options	849,233
Unvested restrictive stock units	3,347,511
Optional Shares	7,500,000

Total Shares	31,053,611

For the year ended December 31, 2020, the Company did

not
have any potential dilutive shares.
In connection with the Optional Shares exercised and the Public and Private Warrants exercised in January 2022 an additional
12,359,162
of common shares were issued. For further information refer to Note 22, Subsequent Events.